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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement on Form S-8 of SciQuest.com, Inc. of our report dated February 2, 2000, which is included in the Annual Report on Form 10-K of SciQuest.com, Inc.


/s/  PRICEWATERHOUSECOOPERS LLP

Raleigh, North Carolina
April 11, 2000